UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November  14, 2016

  ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November  14, 2016, ARC Group Worldwide, Inc. (the “Company”) held its annual meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, 16,407,552 shares were represented in person or by proxy from the 18,795,509 shares of the Company’s common stock issued, outstanding and entitled to vote as of the record date of September 26, 2016.  The shares present in person or by proxy at the Annual Meeting represented 87.3% of the issued and outstanding shares and therefore constituted a quorum for the purpose of conducting the business of the meeting in accordance with the Company’s bylaws.  The following votes were cast in person or by proxy at the Annual Meeting:

Proposal 1

For the nominations for the election of directors of the Company, the following sets forth the votes received:

Nominees for Directors	For	Withheld	Broker Non-Votes*
Alan G. Quasha	13,712,540	20,078	2,674,934
Jason T. Young	13,713,715	18,903	2,674,934
Gregory D. Wallis	11,792,307	1,940,311	2,674,934
Eddie W. Neely	11,792,332	1,940,286	2,674,934
Todd A. Grimm	11,792,307	1,940,311	2,674,934

*“Broker Non-Votes” are votes submitted by brokers who presents the shares for purposes of quorum but do not have authority to vote on behalf of the owners of such shares.

A plurality of all votes cast in person or by proxy at the Annual Meeting were cast to elect nominees Alan G. Quasha, Jason T. Young, Gregory D. Wallis, Eddie W. Neely and Todd A. Grimm to serve as Directors until the next Annual Meeting and until their respective successors have been duly elected and qualified.

Proposal 2

To grant advisory approval of the compensation of the Company’s Named Executive Officers.  The following results were obtained with respect to Proposal 2:

	For	Against	Abstain	Broker Non-Votes
Total Shares	13,701,859	30,358	401	2,674,934

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the approval of the compensation of the Company’s Named Executive Officers, Proposal 2 was approved.

Proposal 3

To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2017.  The following results were obtained with respect to Proposal 3:

	For	Against	Abstain	Broker Non-Votes
Total Shares	16,398,912	6,589	2,051	0

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the ratification of the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2017, Proposal 3 was approved.

Proposal 4

To approve the 2016 ARC Group Worldwide, Inc. Equity Incentive Plan.  The following results were obtained with respect to Proposal 4:

	For	Against	Abstain	Broker Non-Votes
Total Shares	11,741,874	1,986,481	4,263	2,674,934

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” approval of the 2016 ARC Group Worldwide, Inc. Equity Incentive Plan, Proposal 4 was approved.

No other business was taken at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5
ARC Group Worldwide, Inc.

Date: November 14, 2016	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Chief Financial Officer